                                                                    EXHIBIT 10.1

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                                 PERFORMANCE-BASED BONUS PROGRAM
                                                        EXECUTIVE VICE PRESIDENT
                                                         REVISED JANUARY 1, 1995


BONUS CRITERIA:

The Executive Vice President is eligible to receive up to three times his December 31 base salary as per the following criteria:

         1. If the pre-tax income of the Company is at least $10,000,000 a graduating cents per dollar amount will be awarded as indicated on ATTACHMENT A.

         2. If the actual pre-tax net income of the Company is at least 50% of Budgeted Net Income and the Corporation achieves at least a 92% affirmative response to Question Number 16 on the Customer Questionnaire, the Executive Vice President will receive 17% of his December 31 base salary, increasing proportionally for each increase in customer affirmative responses over 92%, to a maximum of 25% of December 31 base salary at a 100% "yes" response level.

PAYMENT:

The bonus is 50% payable at the end of January and 50% payable prior to March 15 of the following year the bonus is earned. The individual must be employed in this capacity with the Company on the date the bonuses are distributed to receive a bonus. However, in the event of a promotion or transfer, the bonus amount will be allocated to time employed in each position. No amounts are considered due or payable in the event the employment relationship with the Company is terminated.

THE COMPANY RESERVES THE RIGHT TO REVISE THIS PROGRAM AS IT CONSIDERS NECESSARY.


ACKNOWLEDGED:


- ------------------------------------------  -----------------
NAME                                        DATE
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ATTACHMENT A - EXECUTIVE VICE PRESIDENT

                 Actual Net Income Results Over $10,000,000

========================================================================================
   Incremental
   Net Income         0.00%        1.00%       1.50%       2.00%       2.50%      3.00%
========================================================================================
  $10,000,000       $0.0010       $0.0015     $0.0030     $0.0045     $0.0060    $0.0075
- ----------------------------------------------------------------------------------------
  $11,000,000       $0.0025       $0.0030     $0.0045     $0.0060     $0.0075    $0.0090
- ----------------------------------------------------------------------------------------
  $12,000,000       $0.0040       $0.0045     $0.0060     $0.0075     $0.0090    $0.0105
- ----------------------------------------------------------------------------------------
  $13,000,000       $0.0055       $0.0060     $0.0075     $0.0090     $0.0105    $0.0120
- ----------------------------------------------------------------------------------------
  $14,000,000       $0.0070       $0.0075     $0.0090     $0.0105     $0.0120    $0.0135
- ----------------------------------------------------------------------------------------
  $15,000,000       $0.0085       $0.0090     $0.0105     $0.0120     $0.0135    $0.0150
- ----------------------------------------------------------------------------------------
  $16,000,000       $0.0100       $0.0105     $0.0120     $0.0135     $0.0150    $0.0165
- ----------------------------------------------------------------------------------------
  $17,000,000       $0.0115       $0.0120     $0.0135     $0.0150     $0.0165    $0.0180
- ----------------------------------------------------------------------------------------
  $18,000,000       $0.0500       $0.0505     $0.0520     $0.0535     $0.0550    $0.0565
- ----------------------------------------------------------------------------------------
  $19,000,000       $0.0700       $0.0705     $0.0720     $0.0735     $0.0750    $0.0765
- ----------------------------------------------------------------------------------------

========================================================================================
  Incremental
  Net Income         3.50%       4.00%       4.50%       5.00%      5.50%
========================================================================================
  $10,000,000       $0.0090     $0.0105     $0.0120     $0.0135    $0.0150
- ----------------------------------------------------------------------------------------
  $11,000,000       $0.0105     $0.0120     $0.0135     $0.0150    $0.0165
- ----------------------------------------------------------------------------------------
  $12,000,000       $0.0120     $0.0135     $0.0150     $0.0165    $0.0180
- ----------------------------------------------------------------------------------------
  $13,000,000       $0.0135     $0.0150     $0.0165     $0.0180    $0.0195
- ----------------------------------------------------------------------------------------
  $14,000,000       $0.0150     $0.0165     $0.0180     $0.0195    $0.0210
- ----------------------------------------------------------------------------------------
  $15,000,000       $0.0165     $0.0180     $0.0195     $0.0210    $0.0225
- ----------------------------------------------------------------------------------------
  $16,000,000       $0.0180     $0.0195     $0.0210     $0.0225    $0.0240
- ----------------------------------------------------------------------------------------
  $17,000,000       $0.0195     $0.0210     $0.0225     $0.0240    $0.0255
- ----------------------------------------------------------------------------------------
  $18,000,000       $0.0580     $0.0595     $0.0610     $0.0625    $0.0640
- ----------------------------------------------------------------------------------------
  $19,000,000       $0.0780     $0.0795     $0.0810     $0.0825    $0.0840
- ----------------------------------------------------------------------------------------

========================================================================================
  Incremental
  Net Income         6.00%         6.50%       7.00%       7.50%       8.00%
========================================================================================
  $10,000,000       $0.0165       $0.0180     $0.0195     $0.0210     $0.0225
- ----------------------------------------------------------------------------------------
  $11,000,000       $0.0180       $0.0195     $0.0210     $0.0225     $0.0240
- ----------------------------------------------------------------------------------------
  $12,000,000       $0.0195       $0.0210     $0.0225     $0.0240     $0.0255
- ----------------------------------------------------------------------------------------
  $13,000,000       $0.0210       $0.0225     $0.0240     $0.0255     $0.0270
- ----------------------------------------------------------------------------------------
  $14,000,000       $0.0225       $0.0240     $0.0255     $0.0270     $0.0285
- ----------------------------------------------------------------------------------------
  $15,000,000       $0.0240       $0.0255     $0.0270     $0.0285     $0.0300
- ----------------------------------------------------------------------------------------
  $16,000,000       $0.0255       $0.0270     $0.0285     $0.0300     $0.0315
- ----------------------------------------------------------------------------------------
  $17,000,000       $0.0270       $0.0285     $0.0300     $0.0315     $0.0330
- ----------------------------------------------------------------------------------------
  $18,000,000       $0.0655       $0.0670     $0.0685     $0.0700     $0.0715
- ----------------------------------------------------------------------------------------
  $19,000,000       $0.0855       $0.0870     $0.0885     $0.0900     $0.0915
- ----------------------------------------------------------------------------------------